Subsequent Events	6 Months Ended
Jun. 30, 2022
Disclosure of Events After Reporting Period [Abstract]
Subsequent Events

Note 9 – Subsequent Events

On August 30, 2022, the Company’s board of directors approved an amendment to the Company’s 2018 Employee Share Option Plan (the “Amendment”). Among other things, the Amendment provides the ability to grant additional equity instruments (as opposed to just options).

On August 30, 2022, the Company’s board of directors approved the grant of aggregate amount of 120,000 options and 35,980 RSUs to several employees. The options have an exercise price of $1.99 per share and vest quarterly over 3 years starting August 30, 2022. The grants will become effective 30 days after the amended Plan is filed with the Israeli Tax Authority.